                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        ________________________________

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 29, 2000

                         Saxon Asset Securities Company

               (Exact name of registrant as specified in charter)

       Virginia                                   34-0-20552                     54-1810895
(State or other jurisdiction                 (Commission File Number)           (IRS Employer
     of incorporation)                                                        Identification No.)

                   4880 Cox Road, Glen Allen, Virginia 23060
                   -----------------------------------------
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code (804) 967-7400
                                                          --------------


        (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets.  Not Applicable.

Item 3.  Bankruptcy or Receivership.  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.

Item 5.  Other Events.

   On February 29, 2000, the Registrant caused the issuance and sale of Mortgage Loan Asset Backed Certificates, Series 2000-1, pursuant to a Trust Agreement dated as of February 1, 2000, among the Registrant, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee, and incorporating by reference the February 2000 Edition of the Standard Terms to Trust Agreement (the "Trust Agreement"). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Trust Agreement.

   Certificates were issued with original principal amounts and pass-through rates set forth below:

           Designation                                   Pass-Through Rate                      Principal Balance

   Class AF-1 Certificates                                       7.585%                            $100,000,000
   Class AF-2 Certificates                                       7.710%                            $ 42,000,000
   Class AF-3 Certificates                                       7.755%                            $ 40,000,000
   Class AF-4 Certificates                                       8.075%                            $ 30,000,000
   Class AF-5 Certificates                                       8.305%(1)                         $ 21,914,000
   Class AF-6 Certificates                                       8.005%(1)                         $ 26,000,000
   Class MF-1 Certificates                                       8.335%(1)                         $ 15,386,000
   Class MF-2 Certificates                                       8.730%(1)                         $ 10,457,000
   Class BF-1 Certificates                                       9.760%(1)                         $  8,964,000
   Class BF-1A Certificates                                      8.990%(1)                         $  4,034,000
   Class AV-1 Certificates                                     Variable(2)                         $128,000,000
   Class MV-1 Certificates                                     Variable(2)                         $ 13,600,000
   Class MV-2 Certificates                                     Variable(2)                         $ 10,000,000
   Class BV-1 Certificates                                     Variable(2)                         $  5,200,000
   Class BV-1A Certificates                                      9.165%(2)                         $  3,200,000
   Class C Certificates                                        Variable                                      (3)
   Class R Certificates                                             (4)                                      (3)

(1) Subject to a cap equal to the Net Rate on the Fixed Rate Mortgage Loans for the applicable Accrual Period.
(2) Subject to a cap equal to the Available Funds on the Adjustable Rate Mortgage Loans for the applicable Accrual Period.
(3)  The Class C and Class R Certificates do not have principal balances.
(4)  The Class R Certificates do not have an interest rate.

  The Certificates represent undivided ownership interest in pools of mortgage loans (the "Mortgage Loans") held by a trust (the "Trust") created pursuant to the Trust Agreement . The Mortgage Loans were acquired by the Registrant from Saxon Mortgage, Inc. ("SMI"), an affiliate of the Registrant which originated or acquired the Mortgage Loans from various mortgage banking institutions. The Mortgage Loans are secured by liens on single family residential properties, including investment properties (which may be condominiums, one family residences, one to four family residences or homes in planned unit developments). The Mortgage Loans will be serviced by Meritech Mortgage Services, Inc., an affiliate of the Registrant.

  The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates were purchased by Prudential Securities Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters"), from the Seller pursuant to an Underwriting Agreement dated February 18, 2000, and offered pursuant to Registration Statement No. 333-87351 by the Underwriters from time to time in negotiated transactions or otherwise, at varying prices to be determined at the time of sale.

  Elections will be made to treat certain assets of the Trust as a real estate mortgage investment conduits ("REMICs") for federal income tax purposes. Each Class of Certificates listed above (other than the Class R Certificates) will constitute "regular interests" in the Issuing REMIC.

  The description of the Mortgage Loans sold to the Trustee pursuant to the Trust Agreement as of the Closing Date begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount and percentage, as applicable.






                                                                   COUPON

                                                                                                                      Percentage of
                                                                  Number of     Percentage of                           Cut-Off
                                                                  Mortgage        Number of        Aggregate Unpaid   Date Aggregate
Coupon Range                                                       Loans       Mortgage Loans     Principal Balance   Principal Bal


        7.000% (less than) to (less than or equal to)   7.250%           1             0.03           $213,864.60         0.07
        7.250% (less than) to (less than or equal to)   7.500%           2             0.06           $154,959.18         0.05
        7.500% (less than) to (less than or equal to)   7.750%          11             0.33         $1,190,497.55         0.40
        7.750% (less than) to (less than or equal to)   8.000%          24             0.72         $4,060,519.54         1.36
        8.000% (less than) to (less than or equal to)   8.250%          30             0.90         $3,881,950.18         1.30
        8.250% (less than) to (less than or equal to)   8.500%          59             1.77         $9,136,932.58         3.06
        8.500% (less than) to (less than or equal to)   8.750%          92             2.77        $11,666,927.13         3.91
        8.750% (less than) to (less than or equal to)   9.000%         138             4.15        $17,018,116.36         5.70
        9.000% (less than) to (less than or equal to)   9.250%         105             3.16        $12,489,366.29         4.18
        9.250% (less than) to (less than or equal to)   9.500%         172             5.17        $20,413,272.77         6.83
        9.500% (less than) to (less than or equal to)   9.750%         182             5.47        $20,219,455.28         6.77
        9.750% (less than) to (less than or equal to)  10.000%         284             8.54        $29,918,027.38        10.01
       10.000% (less than) to (less than or equal to)  10.250%         165             4.96        $16,127,132.26         5.40
       10.250% (less than) to (less than or equal to)  10.500%         234             7.04        $20,599,557.46         6.90
       10.500% (less than) to (less than or equal to)  10.750%         223             6.71        $18,700,167.38         6.26
       10.750% (less than) to (less than or equal to)  11.000%         292             8.78        $24,745,260.93         8.28
       11.000% (less than) to (less than or equal to)  11.250%         155             4.66        $12,969,730.26         4.34
       11.250% (less than) to (less than or equal to)  11.500%         219             6.59        $16,010,390.01         5.36
       11.500% (less than) to (less than or equal to)  11.750%         142             4.27        $11,100,194.70         3.72
       11.750% (less than) to (less than or equal to)  12.000%         178             5.35        $12,612,567.46         4.22
       12.000% (less than) to (less than or equal to)  12.250%         110             3.31         $6,775,680.91         2.27
       12.250% (less than) to (less than or equal to)  12.500%         122             3.67         $7,137,112.56         2.39
       12.500% (less than) to (less than or equal to)  12.750%          97             2.92         $6,277,726.12         2.10
       12.750% (less than) to (less than or equal to)  13.000%          87             2.62         $4,685,976.11         1.57
       13.000% (less than) to (less than or equal to)  13.250%          49             1.47         $2,858,475.84         0.96
       13.250% (less than) to (less than or equal to)  13.500%          46             1.38         $2,214,554.70         0.74
       13.500% (less than) to (less than or equal to)  13.750%          30             0.90         $1,470,611.70         0.49
       13.750% (less than) to (less than or equal to)  14.000%          37             1.11         $1,820,066.21         0.61
       14.000% (less than) to (less than or equal to)  14.250%          11             0.33           $624,769.48         0.21
       14.250% (less than) to (less than or equal to)  14.500%          17             0.51           $954,993.93         0.32
       14.500% (less than) to (less than or equal to)  14.750%           9             0.27           $529,586.62         0.18
       15.750% (less than) to (less than or equal to)  16.000%           1             0.03           $155,775.08         0.05
       16.000% (less than) to (less than or equal to)  16.250%           1             0.03            $23,500.00         0.01
------------------------------------------------------------------------------------------------------------------------------------
                                                        Total:       3,325          100.00%       $298,757,718.56      100.00%
====================================================================================================================================

                                                     REMAINING TERM TO STATED MATURITY



                                                                                                                       Percentage of
                                                                  Number of       Percentage of                          Cut-Off
                                                                  Mortgage        Number of        Aggregate Unpaid   Date Aggregate
Rem Term Range                                                      Loans        Mortgage Loans     Principal Balance  Principal Bal

                54 (less than) to (less than or equal to)   60           5            0.15             $99,054.63         0.03
               114 (less than) to (less than or equal to)  120          51            1.53          $1,975,022.66         0.66
               138 (less than) to (less than or equal to)  144           9            0.27            $522,427.81         0.17
               168 (less than) to (less than or equal to)  174           9            0.27            $542,254.46         0.18
               174 (less than) to (less than or equal to)  180         418           12.57         $22,077,003.15         7.39
               228 (less than) to (less than or equal to)  234           3            0.09            $160,424.67         0.05
               234 (less than) to (less than or equal to)  240          71            2.14          $4,134,489.83         1.38
               294 (less than) to (less than or equal to)  300           7            0.21            $580,845.08         0.19
               342 (less than) to (less than or equal to)  348           1            0.03            $274,102.56         0.09
               348 (less than) to (less than or equal to)  354          42            1.26          $5,794,978.25         1.94
               354 (less than) to (less than or equal to)  360       2,709           81.47        $262,597,115.46        87.90
------------------------------------------------------------------------------------------------------------------------------------
                                          Total:                     3,325         100.00%        $298,757,718.56      100.00%
====================================================================================================================================



                                              ORIGINAL LTV RANGE



                                                                                                                       Percentage of
                                                                  Number of       Percentage of                          Cut-Off
                                                                  Mortgage        Number of        Aggregate Unpaid   Date Aggregate
Original LTV Range                                                  Loans        Mortgage Loans     Principal Balance  Principal Bal

            5.00 (less than) to (less than or equal to)  10.00           23            0.69           $525,191.99         0.18
           10.00 (less than) to (less than or equal to)  15.00           65            1.95         $1,830,188.62         0.61
           15.00 (less than) to (less than or equal to)  20.00           82            2.47         $3,610,318.65         1.21
           20.00 (less than) to (less than or equal to)  25.00           62            1.86         $3,227,500.92         1.08
           25.00 (less than) to (less than or equal to)  30.00           46            1.38         $2,266,852.90         0.76
           30.00 (less than) to (less than or equal to)  35.00           31            0.93         $1,375,176.00         0.46
           35.00 (less than) to (less than or equal to)  40.00           43            1.29         $2,170,631.13         0.73
           40.00 (less than) to (less than or equal to)  45.00           54            1.62         $3,111,377.31         1.04
           45.00 (less than) to (less than or equal to)  50.00           87            2.62         $5,876,838.43         1.97
           50.00 (less than) to (less than or equal to)  55.00           67            2.02         $4,192,463.93         1.40
           55.00 (less than) to (less than or equal to)  60.00          111            3.34         $8,573,016.04         2.87
           60.00 (less than) to (less than or equal to)  65.00          182            5.47        $14,139,846.92         4.73
           65.00 (less than) to (less than or equal to)  70.00          263            7.91        $25,616,345.67         8.57
           70.00 (less than) to (less than or equal to)  75.00          410           12.33        $39,486,107.42        13.22
           75.00 (less than) to (less than or equal to)  80.00          816           24.54        $81,056,042.03        27.13
           80.00 (less than) to (less than or equal to)  85.00          411           12.36        $40,779,257.74        13.65
           85.00 (less than) to (less than or equal to)  90.00          530           15.94        $56,574,113.17        18.94
           90.00 (less than) to (less than or equal to)  95.00           42            1.26         $4,346,449.69         1.45
------------------------------------------------------------------------------------------------------------------------------------
                                              Total:                  3,325         100.00%       $298,757,718.56       100.00%
====================================================================================================================================

                                                  CURRENT BALANCE

                                                                                                                      Percentage of
                                                                  Number of       Percentage of                          Cut-Off
                                                                  Mortgage        Number of        Aggregate Unpaid   Date Aggregate
   Current Balance Ragge                                           Loans        Mortgage Loans     Principal Balance  Principal Bal


             0 (less than) to (less than or equal to)   25,000         170             5.11         $3,450,900.97         1.16
        25,000 (less than) to (less than or equal to)   50,000         889            26.74        $34,050,435.27        11.40
        50,000 (less than) to (less than or equal to)   75,000         838            25.20        $51,913,312.53        17.38
        75,000 (less than) to (less than or equal to)  100,000         499            15.01        $43,508,638.84        14.56
       100,000 (less than) to (less than or equal to)  125,000         293             8.81        $32,708,730.62        10.95
       125,000 (less than) to (less than or equal to)  150,000         184             5.53        $25,035,897.84         8.38
       150,000 (less than) to (less than or equal to)  175,000         126             3.79        $20,367,944.61         6.82
       175,000 (less than) to (less than or equal to)  200,000          72             2.17        $13,494,700.87         4.52
       200,000 (less than) to (less than or equal to)  225,000          45             1.35         $9,617,644.64         3.22
       225,000 (less than) to (less than or equal to)  250,000          41             1.23         $9,880,701.41         3.31
       250,000 (less than) to (less than or equal to)  275,000          50             1.50        $13,077,279.69         4.38
       275,000 (less than) to (less than or equal to)  300,000          31             0.93         $8,919,762.15         2.99
       300,000 (less than) to (less than or equal to)  325,000          24             0.72         $7,469,192.66         2.50
       325,000 (less than) to (less than or equal to)  350,000          17             0.51         $5,760,440.36         1.93
       350,000 (less than) to (less than or equal to)  375,000          10             0.30         $3,644,680.66         1.22
       375,000 (less than) to (less than or equal to)  400,000           9             0.27         $3,520,830.73         1.18
       400,000 (less than) to (less than or equal to)  425,000           6             0.18         $2,479,486.39         0.83
       425,000 (less than) to (less than or equal to)  450,000           4             0.12         $1,755,473.85         0.59
       450,000 (less than) to (less than or equal to)  475,000          10             0.30         $4,623,913.93         1.55
       475,000 (less than) to (less than or equal to)  500,000           7             0.21         $3,477,750.54         1.16
------------------------------------------------------------------------------------------------------------------------------------
                                                        Total:       3,325          100.00%       $298,757,718.56      100.00%
====================================================================================================================================

                                                           PRODUCT TYPE

                                                                                                                       Percentage of
                                                                  Number of      Percentage of                           Cut-Off
                                                                  Mortgage        Number of        Aggregate Unpaid   Date Aggregate
   Product Type                                                     Loans       Mortgage Loans    Principal Balance   Principal Bal

                                                  5 Year Fixed           5             0.15            $99,054.63         0.03
                                                 10 Year Fixed          51             1.53         $1,975,022.66         0.66
                                                 12 Year Fixed           9             0.27           $522,427.81         0.17
                                                 15 Year Fixed         427            12.84        $22,619,257.61         7.57
                                                 20 Year Fixed          74             2.23         $4,294,914.50         1.44
                                                 25 Year Fixed           7             0.21           $580,845.08         0.19
                                                 30 Year Fixed       1,152            34.65       $113,875,032.98        38.12
                                            30/15 Year Balloon       1,599            48.09       $154,696,614.13        51.78
                                             30/5 Year Balloon           1             0.03            $94,549.16         0.03
------------------------------------------------------------------------------------------------------------------------------------
                                                        Total:       3,325          100.00%       $298,757,718.56      100.00%
====================================================================================================================================

                                                     PROPERTY TYPE


                                                                                                                     Percentage of
                                                                  Number of      Percentage of                          Cut-Off
   Property Type                                                   Mortgage        Number of      Aggregate Unpaid   Date Aggregate
                                                                     Loans       Mortgage Loans   Principal Balance   Principal Bal


                                                    2-4 Family         196             5.89        $18,878,086.45         6.32
                                        Single Family Attached          74             2.23         $4,956,407.35         1.66
                                        Single Family Detached       2,691            80.93       $241,603,741.26        80.87
                                          Manufactured Housing         131             3.94         $8,918,015.23         2.99
                                         High Rise Condominium          16             0.48         $2,351,340.71         0.79
                                          Low Rise Condominium          80             2.41         $6,217,509.88         2.08
                                                           PUD         111             3.34        $14,411,891.26         4.82
                                                     Townhouse          26             0.78         $1,420,726.42         0.48
------------------------------------------------------------------------------------------------------------------------------------
                                                        Total:       3,325          100.00%       $298,757,718.56      100.00%
====================================================================================================================================


                                                                  OWNER OCCUPANCY



                                                                                                                      Percentage of
                                                                  Number of      Percentage of                          Cut-Off
                                                                   Mortgage        Number of      Aggregate Unpaid   Date Aggregate
 Owner Occupancy                                                    Loans       Mortgage Loans   Principal Balance   Principal Bal

                                                      Investor         305             9.17        $19,551,402.28         6.54
                                                       Primary       3,006            90.41       $277,547,665.75        92.90
                                                   Second Home          14             0.42         $1,658,650.53         0.56
------------------------------------------------------------------------------------------------------------------------------------
                                                        Total:       3,325          100.00%       $298,757,718.56      100.00%
====================================================================================================================================



                                                      DOCUMENTATION

                                                                                                                     Percentage of
                                                                  Number of      Percentage of                         Cut-Off
                                                                   Mortgage        Number of      Aggregate Unpaid   Date Aggregate
 Documentation                                                      Loans       Mortgage Loans   Principal Balance   Principal Bal

                                           Full Documentation        2,700            81.20       $228,164,675.65        76.37
                                        Limited Documentation          163             4.90        $22,094,595.77         7.40
                                                     No Ratio          437            13.14        $46,478,093.91        15.56
                                                Stated Income           25             0.75         $2,020,353.23         0.68
------------------------------------------------------------------------------------------------------------------------------------
                                                       Total:        3,325          100.00%       $298,757,718.56      100.00%
====================================================================================================================================




                                                        LOAN PURPOSE

                                                                                                                     Percentage of
                                                                  Number of      Percentage of                         Cut-Off
                                                                   Mortgage        Number of      Aggregate Unpaid   Date Aggregate
Loan Purpose                                                        Loans       Mortgage Loans   Principal Balance   Principal Bal

                                           Cash-Out Refinance        2,290            68.87       $196,450,269.30        65.76
                                                     Purchase          695            20.90        $65,425,578.25        21.90
                                                    Refinance          340            10.23        $36,881,871.01        12.35
------------------------------------------------------------------------------------------------------------------------------------
                                                      Total:         3,325          100.00%       $298,757,718.56      100.00%
====================================================================================================================================

                                                       LIEN STATUS



                                                                                                                     Percentage of
                                                                  Number of      Percentage of                         Cut-Off
                                                                   Mortgage        Number of      Aggregate Unpaid   Date Aggregate
 Lien Status                                                        Loans       Mortgage Loans   Principal Balance   Principal Bal

                                                             1       3,045            91.58       $286,744,605.62        95.98
                                                             2         280             8.42        $12,013,112.94         4.02
------------------------------------------------------------------------------------------------------------------------------------
                                                        Total:       3,325          100.00%       $298,757,718.56      100.00%
====================================================================================================================================



                                                     CREDIT QUALITY

                                                       Percentage of                                  Percentage of Cut-Off
                               Number of Mortgage        Number of           Aggregate Unpaid            Date Aggregate
   Credit                            Loans            Mortgage Loans        Principal Balance            Principal Bal


              A+                               335                 10.08             $37,643,088.73                  12.60
               A                               526                 15.82             $47,413,878.94                  15.87
              A-                             1,219                 36.66            $120,601,859.63                  40.37
               B                               680                 20.45             $53,510,903.95                  17.91
               C                               496                 14.92             $35,407,808.16                  11.85
               D                                69                  2.08              $4,180,179.15                   1.40
---------------------------------------------------------------------------------------------------------------------------
          Total:                             3,325               100.00%            $298,757,718.56                100.00%
===========================================================================================================================



                                                    GEOGRAPHIC DISTRIBUTION

                                                       Percentage of                                  Percentage of Cut-Off
                               Number of Mortgage        Number of           Aggregate Unpaid            Date Aggregate
   State                             Loans            Mortgage Loans        Principal Balance            Principal Bal

              AK                                 7                  0.21              $1,024,170.83                   0.34
              AR                                30                  0.90              $2,004,440.89                   0.67
              AZ                                69                  2.08              $5,061,621.84                   1.69
              CA                               387                 11.64             $51,406,978.26                  17.21
              CO                                79                  2.38              $7,994,745.92                   2.68
              CT                                48                  1.44              $5,269,994.10                   1.76
              DC                                 9                  0.27              $1,063,622.04                   0.36
              DE                                16                  0.48              $1,539,856.84                   0.52
              FL                               235                  7.07             $19,157,674.80                   6.41
              GA                               179                  5.38             $16,274,985.63                   5.45
              HI                                26                  0.78              $5,037,110.83                   1.69
              IA                                39                  1.17              $2,353,760.78                   0.79
              ID                                21                  0.63              $1,692,135.60                   0.57
              IL                               144                  4.33             $12,666,051.17                   4.24
              IN                               108                  3.25              $6,777,614.64                   2.27
              KS                                39                  1.17              $3,137,113.41                   1.05
              KY                                41                  1.23              $2,965,432.55                   0.99
              LA                                93                  2.80              $6,441,115.15                   2.16
              MA                                19                  0.57              $1,912,128.12                   0.64
              MD                                40                  1.20              $4,682,120.83                   1.57
              MI                               196                  5.89             $14,216,433.02                   4.76
              MN                                49                  1.47              $5,243,138.24                   1.75
              MO                                84                  2.53              $4,856,001.93                   1.63
              MS                                32                  0.96              $2,408,408.14                   0.81
              MT                                 5                  0.15                $338,956.25                   0.11
              NC                                56                  1.68              $4,505,500.87                   1.51
              ND                                 1                  0.03                 $80,966.93                   0.03
              NE                                 6                  0.18                $294,135.51                   0.10
              NH                                 8                  0.24                $684,488.75                   0.23
              NJ                                84                  2.53              $9,221,526.30                   3.09
              NM                                21                  0.63              $1,914,309.44                   0.64
              NV                                17                  0.51              $1,751,168.89                   0.59
              NY                                74                  2.23              $9,845,648.56                   3.30
              OH                               184                  5.53             $13,004,215.03                   4.35
              OK                                44                  1.32              $2,766,039.11                   0.93
              OR                                50                  1.50              $5,439,796.62                   1.82
              PA                               159                  4.78             $11,997,427.76                   4.02
              RI                                 8                  0.24                $609,016.36                   0.20
              SC                                34                  1.02              $2,901,375.68                   0.97
              SD                                 1                  0.03                $132,252.83                   0.04
              TN                               124                  3.73              $8,346,792.21                   2.79
              TX                               200                  6.02             $15,203,182.60                   5.09
              UT                                33                  0.99              $3,667,631.01                   1.23
              VA                               112                  3.37             $10,493,584.76                   3.51
              VT                                 1                  0.03                 $64,581.47                   0.02
              WA                                60                  1.80              $6,929,115.70                   2.32
              WI                                34                  1.02              $2,437,611.82                   0.82
              WV                                14                  0.42                $750,636.61                   0.25
              WY                                 5                  0.15                $191,101.93                   0.06
---------------------------------------------------------------------------------------------------------------------------
          Total:                             3,325               100.00%            $298,757,718.56                100.00%
===========================================================================================================================




                                                        AMORTIZATION


                                                       Percentage of                                  Percentage of Cut-Off
                               Number of Mortgage        Number of           Aggregate Unpaid            Date Aggregate
   Amortization                      Loans            Mortgage Loans        Principal Balance            Principal Bal

             Fully Amortizing                1,725                 51.88            $143,966,555.27                  48.19
         Partially Amortizing                1,600                 48.12            $154,791,163.29                  51.81
---------------------------------------------------------------------------------------------------------------------------
                       Total:                3,325               100.00%            $298,757,718.56                100.00%
===========================================================================================================================




                                                          COUPON
                                                                                                                      Percentage of
                                                                   Number of     Percentage of                         Cut-Off Date
                                                                   Mortgage        Number of       Aggregate Unpaid     Aggregate
   Coupon Range                                                      Loans       Mortgage Loans    Principal Balance  Principal Bal


          7.000% (less than) to (less than or equal to)   7.250%         3             0.22           $515,062.53         0.32
          7.250% (less than) to (less than or equal to)   7.500%         1             0.07            $84,000.00         0.05
          7.500% (less than) to (less than or equal to)   7.750%         3             0.22           $383,788.76         0.24
          7.750% (less than) to (less than or equal to)   8.000%        14             1.02         $2,184,073.37         1.37
          8.000% (less than) to (less than or equal to)   8.250%         9             0.66         $1,633,817.28         1.02
          8.250% (less than) to (less than or equal to)   8.500%        20             1.46         $2,509,299.10         1.57
          8.500% (less than) to (less than or equal to)   8.750%        22             1.61         $2,932,081.11         1.83
          8.750% (less than) to (less than or equal to)   9.000%        70             5.11         $9,376,567.37         5.86
          9.000% (less than) to (less than or equal to)   9.250%        56             4.09         $7,780,458.15         4.86
          9.250% (less than) to (less than or equal to)   9.500%        92             6.72        $12,286,724.52         7.68
          9.500% (less than) to (less than or equal to)   9.750%       101             7.37        $12,445,196.73         7.78
          9.750% (less than) to (less than or equal to)  10.000%       179            13.07        $23,405,590.46        14.63
         10.000% (less than) to (less than or equal to)  10.250%       103             7.52        $13,336,154.00         8.34
         10.250% (less than) to (less than or equal to)  10.500%       129             9.42        $14,555,531.58         9.10
         10.500% (less than) to (less than or equal to)  10.750%       117             8.54        $12,792,638.43         8.00
         10.750% (less than) to (less than or equal to)  11.000%       144            10.51        $16,286,608.75        10.18
         11.000% (less than) to (less than or equal to)  11.250%        82             5.99         $7,754,624.53         4.85
         11.250% (less than) to (less than or equal to)  11.500%        62             4.53         $5,889,621.38         3.68
         11.500% (less than) to (less than or equal to)  11.750%        41             2.99         $3,685,371.31         2.30
         11.750% (less than) to (less than or equal to)  12.000%        63             4.60         $5,808,090.16         3.63
         12.000% (less than) to (less than or equal to)  12.250%        15             1.09         $1,271,891.88         0.79
         12.250% (less than) to (less than or equal to)  12.500%        20             1.46         $1,456,542.38         0.91
         12.500% (less than) to (less than or equal to)  12.750%        10             0.73           $600,246.34         0.38
         12.750% (less than) to (less than or equal to)  13.000%         9             0.66           $722,158.42         0.45
         13.000% (less than) to (less than or equal to)  13.250%         2             0.15           $138,532.64         0.09
         13.250% (less than) to (less than or equal to)  13.500%         3             0.22           $166,280.36         0.10
------------------------------------------------------------------------------------------------------------------------------------
                          Total:                                     1,370          100.00%       $160,000,951.54      100.00%
====================================================================================================================================

                                               REMAINING TERM TO STATED MATURITY


                                                                                                                      Percentage of
                                                                   Number of     Percentage of                         Cut-Off Date
                                                                   Mortgage        Number of       Aggregate Unpaid     Aggregate
Rem Term Range                                                       Loans       Mortgage Loans    Principal Balance  Principal Bal

                 330 (less than) to (less than or equal to)  336         1             0.07           $135,231.26         0.08
                 336 (less than) to (less than or equal to)  342         1             0.07            $49,362.47         0.03
                 342 (less than) to (less than or equal to)  348         3             0.22           $191,878.55         0.12
                 348 (less than) to (less than or equal to)  354        41             2.99         $4,947,126.19         3.09
                 354 (less than) to (less than or equal to)  360     1,324            96.64       $154,677,353.07        96.67
------------------------------------------------------------------------------------------------------------------------------------
                           Total:                                    1,370          100.00%       $160,000,951.54      100.00%
====================================================================================================================================


                                                       ORIGINIAL LTV RANGE

                                                                                                                       Percentage of
                                                                   Number of     Percentage of                         Cut-Off Date
                                                                   Mortgage        Number of       Aggregate Unpaid     Aggregate
Originial LTV Range                                                  Loans       Mortgage Loans    Principal Balance  Principal Bal

             15.00 (less than) to (less than or equal to)  20.00         2             0.15           $126,932.58         0.08
             20.00 (less than) to (less than or equal to)  25.00         2             0.15            $89,983.21         0.06
             25.00 (less than) to (less than or equal to)  30.00         1             0.07            $24,900.00         0.02
             30.00 (less than) to (less than or equal to)  35.00         7             0.51           $601,953.74         0.38
             35.00 (less than) to (less than or equal to)  40.00         5             0.36           $333,838.96         0.21
             40.00 (less than) to (less than or equal to)  45.00        12             0.88           $945,723.02         0.59
             45.00 (less than) to (less than or equal to)  50.00        17             1.24         $1,241,213.86         0.78
             50.00 (less than) to (less than or equal to)  55.00        16             1.17         $1,579,085.87         0.99
             55.00 (less than) to (less than or equal to)  60.00        37             2.70         $3,405,335.60         2.13
             60.00 (less than) to (less than or equal to)  65.00        76             5.55         $9,015,413.13         5.63
             65.00 (less than) to (less than or equal to)  70.00       115             8.39        $14,374,900.64         8.98
             70.00 (less than) to (less than or equal to)  75.00       186            13.58        $21,682,345.51        13.55
             75.00 (less than) to (less than or equal to)  80.00       389            28.39        $47,607,829.95        29.75
             80.00 (less than) to (less than or equal to)  85.00       244            17.81        $26,957,495.10        16.85
             85.00 (less than) to (less than or equal to)  90.00       252            18.39        $31,044,586.77        19.40
             90.00 (less than) to (less than or equal to)  95.00         9             0.66           $969,413.60         0.61
------------------------------------------------------------------------------------------------------------------------------------
                                                       Total:        1,370          100.00%       $160,000,951.54      100.00%
====================================================================================================================================


                                                       CURRENT BALANCE




                                                                                                                      Percentage of
                                                                   Number of     Percentage of                         Cut-Off Date
                                                                   Mortgage        Number of       Aggregate Unpaid     Aggregate
Current Balance Range                                                Loans       Mortgage Loans    Principal Balance  Principal Bal

               0 (less than) to (less than or equal to)   25,000         6             0.44          $146,564.33          0.09
          25,000 (less than) to (less than or equal to)   50,000       154            11.24        $6,331,780.72          3.96
          50,000 (less than) to (less than or equal to)   75,000       327            23.87       $20,682,314.75         12.93
          75,000 (less than) to (less than or equal to)  100,000       255            18.61       $22,305,294.19         13.94
         100,000 (less than) to (less than or equal to)  125,000       192            14.01       $21,528,738.98         13.46
         125,000 (less than) to (less than or equal to)  150,000       139            10.15       $19,121,676.28         11.95
         150,000 (less than) to (less than or equal to)  175,000        92             6.72       $15,036,012.19          9.40
         175,000 (less than) to (less than or equal to)  200,000        49             3.58        $9,165,939.92          5.73
         200,000 (less than) to (less than or equal to)  225,000        37             2.70        $7,938,150.54          4.96
         225,000 (less than) to (less than or equal to)  250,000        37             2.70        $8,781,288.92          5.49
         250,000 (less than) to (less than or equal to)  275,000        28             2.04        $7,302,276.58          4.56
         275,000 (less than) to (less than or equal to)  300,000        14             1.02        $4,026,256.25          2.52
         300,000 (less than) to (less than or equal to)  325,000         9             0.66        $2,827,234.33          1.77
         325,000 (less than) to (less than or equal to)  350,000         3             0.22        $1,020,327.96          0.64
         350,000 (less than) to (less than or equal to)  375,000         7             0.51        $2,518,138.63          1.57
         375,000 (less than) to (less than or equal to)  400,000         6             0.44        $2,351,626.14          1.47
         400,000 (less than) to (less than or equal to)  425,000         1             0.07          $404,880.23          0.25
         425,000 (less than) to (less than or equal to)  450,000         1             0.07          $438,900.59          0.27
         450,000 (less than) to (less than or equal to)  475,000         1             0.07          $459,767.70          0.29
         475,000 (less than) to (less than or equal to)  500,000         1             0.07          $488,000.00          0.30
         525,000 (less than) to (less than or equal to)  550,000         3             0.22        $1,627,850.22          1.02
         575,000 (less than) to (less than or equal to)  600,000         1             0.07          $599,734.57          0.37
         600,000 (less than) to (less than or equal to)  625,000         3             0.22        $1,859,277.57          1.16
         625,000 (less than) to (less than or equal to)  650,000         1             0.07          $633,000.00          0.40
         725,000 (less than) to (less than or equal to)  750,000         1             0.07          $746,835.88          0.47
         775,000 (less than) to (less than or equal to)  800,000         1             0.07          $780,000.00          0.49
         875,000 (less than) to (less than or equal to)  900,000         1             0.07          $879,084.07          0.55
------------------------------------------------------------------------------------------------------------------------------------
                                                      Total:         1,370          100.00%      $160,000,951.54       100.00%
====================================================================================================================================


                                                       PRODUCT TYPE

                                                                                                                      Percentage of
                                                                   Number of     Percentage of                         Cut-Off Date
                                                                   Mortgage        Number of       Aggregate Unpaid     Aggregate
Product Type                                                         Loans       Mortgage Loans    Principal Balance  Principal Bal


                                                            1CMT         4             0.29           $315,926.39         0.20
                                                      2Yr/6Libor       595            43.43        $67,299,793.18        42.06
                                                      3Yr/6Libor       765            55.84        $91,415,918.85        57.13
                                                          6Libor         6             0.44           $969,313.12         0.61
------------------------------------------------------------------------------------------------------------------------------------
                          Total:                                     1,370          100.00%       $160,000,951.54      100.00%
====================================================================================================================================

                                                      PROPERTY TYPE

                                                                                                                      Percentage of
                                                                   Number of     Percentage of                         Cut-Off Date
                                                                   Mortgage        Number of       Aggregate Unpaid     Aggregate
Property Type                                                        Loans       Mortgage Loans    Principal Balance  Principal Bal


                                                      2-4 Family        60             4.38         $7,148,401.93         4.47
                                                   Deminimus PUD         2             0.15           $160,956.77         0.10
                                           High Rise Condominium         8             0.58         $1,181,915.72         0.74
                                            Low Rise Condominium        57             4.16         $5,755,690.02         3.60
                                            Manufactured Housing        31             2.26         $2,480,999.44         1.55
                                                             PUD        74             5.40        $11,335,591.92         7.08
                                          Single Family Attached        23             1.68         $3,337,335.45         2.09
                                          Single Family Detached     1,108            80.88       $128,072,409.57        80.04
                                                       Townhouse         7             0.51           $527,650.72         0.33
------------------------------------------------------------------------------------------------------------------------------------
                                                      Total:         1,370          100.00%       $160,000,951.54      100.00%
====================================================================================================================================




                                                       OWNER OCCUPANCY



                                                      Percentage of                                  Percentage of Cut-Off
                               Number of Mortgage        Number of           Aggregate Unpaid            Date Aggregate
   Owner Occupancy                   Loans            Mortgage Loans        Principal Balance            Principal Bal

                        Investor                74                  5.40              $5,757,970.25                   3.60
                         Primary             1,288                 94.01            $153,551,196.38                  95.97
                     Second Home                 8                  0.58                $691,784.91                   0.43
---------------------------------------------------------------------------------------------------------------------------
                          Total:             1,370               100.00%            $160,000,951.54                100.00%
===========================================================================================================================


                                                       DOCUMENTATION


                                                      Percentage of                                  Percentage of Cut-Off
                               Number of Mortgage        Number of           Aggregate Unpaid            Date Aggregate
   Documentation                     Loans            Mortgage Loans        Principal Balance            Principal Bal




              Full Documentation             1,062                 77.52            $118,302,125.22                  73.94
           Limited Documentation                68                  4.96             $10,086,684.20                   6.30
                   Stated Income               240                 17.52             $31,612,142.12                  19.76
---------------------------------------------------------------------------------------------------------------------------
                          Total:             1,370               100.00%            $160,000,951.54                100.00%
===========================================================================================================================


                                                      LOAN PURPOSE

                                                      Percentage of                                  Percentage of Cut-Off
                               Number of Mortgage        Number of           Aggregate Unpaid            Date Aggregate
   Loan Purpose                      Loans            Mortgage Loans        Principal Balance            Principal Bal




              Cash-Out Refinance               692                 50.51             $81,508,470.62                  50.94
                        Purchase               531                 38.76             $60,932,064.80                  38.08
                       Refinance               147                 10.73             $17,560,416.12                  10.98
---------------------------------------------------------------------------------------------------------------------------
                          Total:             1,370               100.00%            $160,000,951.54                100.00%
===========================================================================================================================



                                                            LIEN STATUS




                                                      Percentage of                                  Percentage of Cut-Off
                               Number of Mortgage        Number of           Aggregate Unpaid            Date Aggregate
   Lien Status                       Loans            Mortgage Loans        Principal Balance            Principal Bal

                               1             1,370                100.00            $160,000,951.54                 100.00
---------------------------------------------------------------------------------------------------------------------------
                          Total:             1,370               100.00%            $160,000,951.54                100.00%
===========================================================================================================================


                                                     CREDIT QUALITY

                                                      Percentage of                                  Percentage of Cut-Off
                               Number of Mortgage        Number of           Aggregate Unpaid            Date Aggregate
   Credit                            Loans            Mortgage Loans        Principal Balance            Principal Bal

                              A+                14                  1.02              $2,802,930.46                   1.75
                               A                52                  3.80              $9,456,230.42                   5.91
                              A-               580                 42.34             $71,406,314.67                  44.63
                               B               357                 26.06             $38,174,951.84                  23.86
                               C               313                 22.85             $32,463,217.28                  20.29
                               D                54                  3.94              $5,697,306.87                   3.56
---------------------------------------------------------------------------------------------------------------------------
                          Total:             1,370               100.00%            $160,000,951.54                100.00%
===========================================================================================================================



                                                     GROSS MARGIN RANGE



                                                                                                                      Percentage of
                                                                   Number of     Percentage of                         Cut-Off Date
                                                                   Mortgage        Number of       Aggregate Unpaid     Aggregate
                                                                     Loans       Mortgage Loans    Principal Balance  Principal Bal
        Gross Margin Range

           3.500% (less than) to (less than or equal to)  3.750%        1            0.07                $276,000.00        0.17
           3.750% (less than) to (less than or equal to)  4.000%        5            0.36              $1,570,190.94        0.98
           4.000% (less than) to (less than or equal to)  4.250%        4            0.29              $1,573,998.59        0.98
           4.250% (less than) to (less than or equal to)  4.500%        7            0.51                $656,347.11        0.41
           4.500% (less than) to (less than or equal to)  4.750%        5            0.36              $1,736,575.87        1.09
           4.750% (less than) to (less than or equal to)  5.000%       37            2.70              $5,007,409.98        3.13
           5.000% (less than) to (less than or equal to)  5.250%       62            4.53              $7,327,532.27        4.58
           5.250% (less than) to (less than or equal to)  5.500%       98            7.15             $10,555,920.47        6.60
           5.500% (less than) to (less than or equal to)  5.750%       70            5.11              $9,171,088.61        5.73
           5.750% (less than) to (less than or equal to)  6.000%      197           14.38             $23,836,359.67       14.90
           6.000% (less than) to (less than or equal to)  6.250%      141           10.29             $15,404,741.52        9.63
           6.250% (less than) to (less than or equal to)  6.500%      245           17.88             $27,384,355.89       17.12
           6.500% (less than) to (less than or equal to)  6.750%      128            9.34             $14,845,683.63        9.28
           6.750% (less than) to (less than or equal to)  7.000%      184           13.43             $20,980,306.20       13.11
           7.000% (less than) to (less than or equal to)  7.250%      110            8.03             $12,414,262.86        7.76
           7.250% (less than) to (less than or equal to)  7.500%       41            2.99              $3,902,631.72        2.44
           7.500% (less than) to (less than or equal to)  7.750%       14            1.02              $1,311,118.54        0.82
           7.750% (less than) to (less than or equal to)  8.000%        7            0.51                $863,525.17        0.54
           8.000% (less than) to (less than or equal to)  8.250%        7            0.51                $537,854.85        0.34
           8.250% (less than) to (less than or equal to)  8.500%        4            0.29                $272,617.85        0.17
           8.500% (less than) to (less than or equal to)  8.750%        1            0.07                $191,493.95        0.12
           8.750% (less than) to (less than or equal to)  9.000%        1            0.07                $139,959.49        0.09
           9.250% (less than) to (less than or equal to)  9.500%        1            0.07                 $40,976.36        0.03
------------------------------------------------------------------------------------------------------------------------------------
                                                      Total:        1,370          100.00%           $160,000,951.54     100.00%
====================================================================================================================================



                                                    GROSS LIFE CAP RANGE


                                                                                                                      Percentage of
                                                                   Number of     Percentage of                         Cut-Off Date
                                                                   Mortgage        Number of       Aggregate Unpaid     Aggregate
Life Cap Range                                                       Loans       Mortgage Loans    Principal Balance  Principal Bal

           13.00% (less than) to (less than or equal to)  13.50%        3             0.22               $515,062.53        0.32
           13.50% (less than) to (less than or equal to)  14.00%       15             1.09             $2,330,437.95        1.46
           14.00% (less than) to (less than or equal to)  14.50%       27             1.97             $4,094,961.31        2.56
           14.50% (less than) to (less than or equal to)  15.00%       65             4.74             $8,547,301.60        5.34
           15.00% (less than) to (less than or equal to)  15.50%       81             5.91            $11,889,266.39        7.43
           15.50% (less than) to (less than or equal to)  16.00%      146            10.66            $20,734,487.20       12.96
           16.00% (less than) to (less than or equal to)  16.50%      158            11.53            $18,450,894.40       11.53
           16.50% (less than) to (less than or equal to)  17.00%      242            17.66            $28,667,963.22       17.92
           17.00% (less than) to (less than or equal to)  17.50%      182            13.28            $20,979,793.30       13.11
           17.50% (less than) to (less than or equal to)  18.00%      197            14.38            $20,862,339.44       13.04
           18.00% (less than) to (less than or equal to)  18.50%      118             8.61            $11,364,231.56        7.10
           18.50% (less than) to (less than or equal to)  19.00%       93             6.79             $8,496,744.65        5.31
           19.00% (less than) to (less than or equal to)  19.50%       29             2.12             $2,041,408.74        1.28
           19.50% (less than) to (less than or equal to)  20.00%       11             0.80               $815,426.61        0.51
           20.00% (less than) to (less than or equal to)  20.50%        3             0.22               $210,632.64        0.13
------------------------------------------------------------------------------------------------------------------------------------
                                                        Total:      1,370          100.00%           $160,000,951.54     100.00%
===================================================================================================================================





                                                     GROSS LIFE FLOOR RANGE


                                                                                                                      Percentage of
                                                                   Number of     Percentage of                         Cut-Off Date
                                                                   Mortgage        Number of       Aggregate Unpaid     Aggregate
Life Floor Range                                                     Loans       Mortgage Loans    Principal Balance  Principal Bal

            5.50% (less than) to (less than or equal to)   6.00%        4             0.29             $1,033,869.30       0.65
            6.00% (less than) to (less than or equal to)   6.50%        3             0.22               $524,301.52       0.33
            6.50% (less than) to (less than or equal to)   7.00%        2             0.15               $167,345.92       0.10
            7.00% (less than) to (less than or equal to)   7.50%       10             0.73             $1,266,219.09       0.79
            7.50% (less than) to (less than or equal to)   8.00%       26             1.90             $3,889,770.15       2.43
            8.00% (less than) to (less than or equal to)   8.50%       31             2.26             $5,224,470.97       3.27
            8.50% (less than) to (less than or equal to)   9.00%       91             6.64            $12,032,408.43       7.52
            9.00% (less than) to (less than or equal to)   9.50%      141            10.29            $18,685,692.39      11.68
            9.50% (less than) to (less than or equal to)  10.00%      271            19.78            $34,142,411.85      21.34
           10.00% (less than) to (less than or equal to)  10.50%      228            16.64            $27,106,567.77      16.94
           10.50% (less than) to (less than or equal to)  11.00%      256            18.69            $28,434,534.75      17.77
           11.00% (less than) to (less than or equal to)  11.50%      144            10.51            $13,644,245.91       8.53
           11.50% (less than) to (less than or equal to)  12.00%      104             7.59             $9,493,461.47       5.93
           12.00% (less than) to (less than or equal to)  12.50%       35             2.55             $2,728,434.26       1.71
           12.50% (less than) to (less than or equal to)  13.00%       19             1.39             $1,322,404.76       0.83
           13.00% (less than) to (less than or equal to)  13.50%        5             0.36               $304,813.00       0.19
------------------------------------------------------------------------------------------------------------------------------------
                          Total:                                    1,370          100.00%           $160,000,951.54     100.00%
====================================================================================================================================


                                                             PERIODIC INTEREST CAP


                                                                                                                      Percentage of
                                                                   Number of     Percentage of                         Cut-Off Date
                                                                   Mortgage        Number of       Aggregate Unpaid     Aggregate
Periodic Interest Cap                                                Loans       Mortgage Loans    Principal Balance  Principal Bal



                                                            0.50%       2            0.15                $562,356.28        0.35
                                                            1.00%   1,092           79.71            $126,837,391.34       79.27
                                                            1.50%     267           19.49             $31,764,270.69       19.85
                                                            2.00%       6            0.44                $612,746.24        0.38
                                                            3.00%       3            0.22                $224,186.99        0.14
------------------------------------------------------------------------------------------------------------------------------------
                                                            Total:  1,370          100.00%           $160,000,951.54     100.00%
====================================================================================================================================


                                               NEXT INTEREST ROLL DATE


                                                  Percentage of                                  Percentage of Cut-Off
                          Number of Mortgage        Number of           Aggregate Unpaid            Date Aggregate
   Next Roll Date               Loans            Mortgage Loans        Principal Balance            Principal Bal

                4/1/00                 2                  0.15                $243,686.44                   0.15
                5/1/00                 1                  0.07                 $49,362.47                   0.03
                7/1/00                 3                  0.22                $472,926.68                   0.30
                8/1/00                 1                  0.07                $252,700.00                   0.16
               9/15/00                 1                  0.07                 $51,718.29                   0.03
               10/1/00                 1                  0.07                 $79,399.81                   0.05
                1/1/01                 3                  0.22                $255,926.39                   0.16
                2/1/01                 2                  0.15                $120,760.45                   0.08
                4/1/01                 2                  0.15                $199,524.92                   0.12
                5/1/01                 2                  0.15                $334,398.96                   0.21
                6/1/01                 1                  0.07                 $43,199.80                   0.03
               6/28/01                 1                  0.07                $141,377.41                   0.09
                7/1/01                 5                  0.36                $746,294.17                   0.47
                7/5/01                 1                  0.07                 $85,181.28                   0.05
                7/8/01                 1                  0.07                 $50,844.75                   0.03
                7/9/01                 1                  0.07                $130,100.61                   0.08
               7/22/01                 1                  0.07                $124,458.92                   0.08
                8/1/01                11                  0.80              $1,293,477.43                   0.81
                8/3/01                 1                  0.07                 $90,729.43                   0.06
               8/10/01                 1                  0.07                $303,366.81                   0.19
               8/11/01                 1                  0.07                 $99,730.89                   0.06
               8/16/01                 1                  0.07                 $49,334.69                   0.03
                9/1/01                25                  1.82              $2,437,903.19                   1.52
                9/7/01                 1                  0.07                 $61,060.35                   0.04
                9/9/01                 1                  0.07                $438,900.59                   0.27
               10/1/01                14                  1.02              $1,555,265.37                   0.97
               11/1/01                38                  2.77              $4,831,873.56                   3.02
               12/1/01               103                  7.52             $11,218,110.32                   7.01
               12/6/01                 1                  0.07                $104,878.48                   0.07
                1/1/02               255                 18.61             $28,710,409.62                  17.94
                1/2/02                 1                  0.07                $236,701.75                   0.15
                2/1/02               121                  8.83             $13,688,548.86                   8.56
                3/1/02                 2                  0.15                $173,566.46                   0.11
                5/1/02                 3                  0.22                $290,450.24                   0.18
                6/1/02                 2                  0.15                $469,095.73                   0.29
                7/1/02                 6                  0.44                $705,676.54                   0.44
                8/1/02                 3                  0.22                $242,358.97                   0.15
                9/1/02                18                  1.31              $1,771,204.22                   1.11
               10/1/02                26                  1.90              $2,760,730.59                   1.73
              10/18/02                 1                  0.07                 $79,907.02                   0.05
               11/1/02                30                  2.19              $4,171,653.04                   2.61
              11/18/02                 1                  0.07                 $67,941.04                   0.04
              11/23/02                 1                  0.07                 $60,234.87                   0.04
               12/1/02               135                  9.85             $19,444,631.53                  12.15
               12/8/02                 2                  0.15                $160,958.32                   0.10
              12/10/02                 1                  0.07                 $59,965.41                   0.04
              12/20/02                 1                  0.07                $122,327.62                   0.08
              12/23/02                 2                  0.15                $158,663.54                   0.10
              12/28/02                 1                  0.07                 $24,982.56                   0.02
                1/1/03               312                 22.77             $35,924,851.08                  22.45
                1/5/03                 2                  0.15                $159,177.20                   0.10
                1/6/03                 1                  0.07                 $63,731.24                   0.04
               1/10/03                 1                  0.07                 $52,174.32                   0.03
               1/19/03                 1                  0.07                $113,050.00                   0.07
               1/20/03                 1                  0.07                $223,000.00                   0.14
               1/21/03                 1                  0.07                 $36,485.65                   0.02
               1/25/03                 1                  0.07                 $81,900.00                   0.05
               1/26/03                 1                  0.07                $103,680.00                   0.06
               1/27/03                 1                  0.07                 $88,167.68                   0.06
                2/1/03               190                 13.87             $22,682,983.98                  14.18
                2/2/03                 1                  0.07                 $76,000.00                   0.05
                3/1/03                18                  1.31              $1,129,250.00                   0.71
-----------------------------------------------------------------------------------------------------------------
                Total:             1,370               100.00%            $160,000,951.54                100.00%
=================================================================================================================


                                                Percentage of                                  Percentage of Cut-Off
                      Number of Mortgage           Number of           Aggregate Unpaid            Date Aggregate
   State                      Loans            Mortgage Loans        Principal Balance            Principal Bal

                    AK                 5                  0.36                $781,936.56                   0.49
                    AR                 7                  0.51                $551,975.46                   0.34
                    AZ                38                  2.77              $4,444,576.13                   2.78
                    CA               288                 21.02             $48,866,092.22                  30.54
                    CO                52                  3.80              $6,196,117.93                   3.87
                    CT                19                  1.39              $2,323,302.34                   1.45
                    DC                 1                  0.07                $165,250.51                   0.10
                    DE                 4                  0.29                $297,409.83                   0.19
                    FL                60                  4.38              $7,092,605.09                   4.43
                    GA                36                  2.63              $3,584,152.22                   2.24
                    HI                 8                  0.58              $1,703,416.45                   1.06
                    IA                18                  1.31              $1,132,431.11                   0.71
                    ID                17                  1.24              $1,591,946.70                   0.99
                    IL               101                  7.37             $11,440,873.40                   7.15
                    IN                42                  3.07              $3,478,637.59                   2.17
                    KS                 4                  0.29                $396,457.15                   0.25
                    KY                17                  1.24              $1,581,669.35                   0.99
                    LA                20                  1.46              $1,709,124.70                   1.07
                    MA                17                  1.24              $2,316,080.25                   1.45
                    MD                12                  0.88              $1,262,752.88                   0.79
                    MI                53                  3.87              $4,253,353.80                   2.66
                    MN                26                  1.90              $2,648,799.60                   1.66
                    MO                44                  3.21              $2,787,445.76                   1.74
                    MS                 5                  0.36                $477,007.14                   0.30
                    MT                 1                  0.07                 $84,831.32                   0.05
                    NC                14                  1.02              $1,192,498.40                   0.75
                    ND                 1                  0.07                 $51,944.78                   0.03
                    NE                 1                  0.07                 $34,336.71                   0.02
                    NH                 2                  0.15                $167,294.75                   0.10
                    NJ                14                  1.02              $2,283,397.80                   1.43
                    NM                 5                  0.36                $338,582.03                   0.21
                    NV                21                  1.53              $2,676,736.00                   1.67
                    NY                10                  0.73              $1,029,701.12                   0.64
                    OH                67                  4.89              $5,343,990.96                   3.34
                    OK                11                  0.80                $817,067.28                   0.51
                    OR                20                  1.46              $2,165,538.90                   1.35
                    PA                42                  3.07              $3,618,550.71                   2.26
                    RI                 1                  0.07                 $94,948.65                   0.06
                    SC                 4                  0.29                $309,304.50                   0.19
                    SD                 2                  0.15                $125,212.79                   0.08
                    TN                10                  0.73                $682,020.34                   0.43
                    TX                86                  6.28              $7,823,801.18                   4.89
                    UT                31                  2.26              $4,618,642.53                   2.89
                    VA                34                  2.48              $4,719,215.49                   2.95
                    WA                72                  5.26              $8,171,609.32                   5.11
                    WI                23                  1.68              $2,266,984.58                   1.42
                    WV                 3                  0.22                $232,545.56                   0.15
                    WY                 1                  0.07                 $68,781.67                   0.04
-----------------------------------------------------------------------------------------------------------------
                Total:             1,370               100.00%            $160,000,951.54                100.00%
=================================================================================================================

Item 6.  Resignations of Registrant's Directors.  Not Applicable.

Item 7.  Financial Statements and Exhibits
         (a) Financial statements of businesses acquired.  Not Applicable.
         (b) Pro forma financial information.  Not Applicable.
         (c)  Exhibits

  Exhibit 1. Underwriting Agreement dated February 18, 2000, among Saxon Asset Securities Company, Saxon Mortgage Inc., Prudential Securities Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  Exhibit 2.1 Trust Agreement dated February 1, 2000, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee.

  Exhibit 2.2.  Standard Terms to Trust Agreement (February 2000 Edition).

Item 8.  Change in Fiscal Year.  Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.  Not Applicable.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          SAXON ASSET SECURITIES COMPANY


                          By:    /s/ Bradley D. Adams
                                 ---------------------
                            Bradley D. Adams, Vice President


March 9, 2000

                                 INDEX TO EXHIBITS

1 Underwriting Agreement dated February 18, 2000, among Saxon Asset Securities Company, Saxon Mortgage Inc., Prudential Securities Incorporated, Banc of America Securities LLC, Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

2.1 Trust Agreement dated February 1, 2000, among Saxon Asset Securities Company, Saxon Mortgage, Inc., as Master Servicer, and Chase Bank of Texas, National Association, as Trustee.

2.2  Standard Terms to Trust Agreement (February 2000 Edition).